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                                                                    EXHIBIT 99.2

                          HEADLANDS MORTGAGE COMPANY
                                REVOCABLE PROXY

       FOR THE SPECIAL MEETING OF SHAREHOLDERS ON MARCH 23, 1999.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Peter T. Paul, Becky S. Poisson, Gilbert J. MacQuarrie and Steven M. Abreu, and each of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote, as designated on the reverse side of this proxy, all shares of the Common Stock of Headlands Mortgage Company (the "Company") which the undersigned is entitled to vote at the Company's Special Meeting of Shareholders to be held at Courtyard by Marriott, Larkspur, California 94939, on Tuesday, March 23, 1999 at 10:00 A.M., Pacific Time, and at any and all adjournments thereof.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL, AS MARKED, OR IF NOT MARKED TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENVELOPE PROVIDED. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS REVOCABLE AND THE UNDERSIGNED MAY REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE. ATTENDANCE OF THE UNDERSIGNED AT SAID MEETING OR ANY ADJOURNED OR POSTPONED SESSION THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL INDICATE AFFIRMATIVELY THEREAT THE INTENTION OF THE UNDERSIGNED TO VOTE SAID SHARES IN PERSON. IF THE UNDERSIGNED HOLD(S) ANY SHARES OF THE COMPANY IN A FIDUCIARY, CUSTODIAL OR JOINT CAPACITY OR CAPACITIES, THIS PROXY IS SIGNED BY THE UNDERSIGNED IN EVERY SUCH CAPACITY AS WELL AS INDIVIDUALLY.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE


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                                                               PLEASE MARK
                                                               VOTES AS IN  [X]
                                                               THIS EXAMPLE

Your Board of Directors recommends a vote "FOR" Item 1

Item 1 -- Approval and Adoption of the principal terms of the merger pursuant to the Agreement and Plan of Merger, dated as of December 8, 1998, by and among GreenPoint Financial Corp., a Delaware corporation, GF Acquisition Corp., a Delaware corporation, and the Company.


                FOR [_]            AGAINST [_]             ABSTAIN [_]


Item 2 -- The undersigned hereby authorizes the proxies to vote in their discretion on any other business that may properly be brought before the meeting or any adjournment thereof.


                FOR [_]            AGAINST [_]             ABSTAIN [_]


UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND IN THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY AND A PROXY STATEMENT FOR THE SPECIAL MEETING PRIOR TO THE SIGNING OF THIS PROXY.

Date: _________________, 1999


_____________________________
Signature

_____________________________
Signature

(Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.) Please complete, sign and date this proxy and return it in the enclosed envelope.


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